Building a Client Focused Franchise Santander BanCorp (NYSE: SBP, Latibex: XSBP) San Juan, Puerto Rico November 3, 2005

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors which could cause actual results to differ materially from such operations or estimates. Such factors include, but are not limited, to the possibility that adverse general market, macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments or other key factors associated to our customers or business. These statements are based on our current expectations and are subject to uncertainty and changes in circumstances due to a variety of factors. More information about those factors and Santander BanCorp may be obtained in the company's filings with the U.S. Securities and Exchange Commission. Santander BanCorp is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward looking statements whether as a result of new information, future events or otherwise. Forward Looking Statements

Agenda Introduction to Santander BanCorp Business Plan Business Highlights Financial Performance

Santander BanCorp: 29 years in Puerto Rico

4


Santander Mortgage

Santander BanCorp's executive office and the Santander Mortgage Building in San Juan, P.R.

Santander BanCorp (NYSE: SBP; Latibex: XSBP)

- A universal banking institution
- 2nd largest depository in Puerto Rico(1)
- $13.6 billion in Customer Financial Assets
- 298,000+ clients(2)
- $8.7 billion in assets
- $6.2 billion in gross loans
- $1.2 billion market cap (October 28, 2005)
- $567 million in capital
- Ratings: "A1" Moody's(3), "A" S&P, "A+" Fitch
- 2005 Bank of the Year in Puerto Rico by *The Banker*
- Best Internet Bank Award 2003 and 2004 by *Global Finance*

(1) Banco Santander PR. Ranked by total deposits excluding brokered CDs as of June 30, 2005.
(2) As of September 2005
(3) Banco Santander PR only rating.

Santander BanCorp
Santander

Ownership and Corporate Organization Santander Mortgage Santander International Bank Santander Asset Management Banco Santander Puerto Rico Santander Insurance Agency Santander Securities Santander BanCorp 11% free float 89% Grupo Santander (Spain)

Ciudad Grupo Santander in Boadilla del Monte, Spain. 1st financial group in EuroZone and 9th in the world(2) Strong global presence with principal operations in Spain, United Kingdom, Portugal, Germany, Italy and Latin America Leading financial franchise in Latin America(3) Wide network with 10,049 branches worldwide as of Sept. 30, 2005. Net Income of $4.89 billion for Sept. 30, 2005 (9 months), an increase of 41% from Sept. 2004. Over 41 million clients in 42 countries Puerto Rico is the oldest international investment Highlights on Grupo Santander(1) All financial results include figures from Abbey. Ranked by market capitalization as of December 31, 2004. Measured by on-balance sheet business volume and net attributable income as of Dec. 31, 2004. Santander Group (Majority Stockholder with 89%)

Agenda Introduction to Santander BanCorp Business Plan Business Highlights Financial Performance

Business Plan 2006 Sales & Distribution Loan portfolio growth Systematic sales management process Cross-sell products and services to segmented client base Client profitability Efficiency Limit expense growth Obtain efficiencies from new operating system Invest in and train the best people Credit & Market Risk Improvement in asset quality Agile and flexible credit processes Loan collections and recoveries Optimize tax advantages of investment portfolio Client Focused Franchise Human Resources Information Technology Quality of Service Client Orientation Superior asset quality 2003 2006 Building a

Individuals Small Business Institutional Corporate High-Income Entrepreneurs Small Businesses Professionals Public Private Locals Multinationals Composition Middle-Income Mass Market Segments Client Base Corp Inst Emp pymes MM RM RA Clientes 516 923 1857 18381 135738 101278 39712 Middle Market Island-wide Regional > $50M Revenues < $5MM Revenues $5MM to $75MM Government Financials, Insurance, Higher Ed & Non-Profit Revenues > $75M Description $30M - $50M < $30M A Clearly Segmented Client Base Data as of Sept. 30, 2005.

Business and ranking data as reported by Commissioner of Fin. Inst. as of Jun- 30-05. Consumer loans at commercial bank, excluding auto loans. Amount adjusted for transfer and reclassification of certain loans. Data as of Dec. 31, 2004. Data on competitors not available. * Data as Nov. 2005. 64 due to October closing of Rio Hondo branch. Diversified Business Focused on Clients Banking 64 branches* (150 ATMs) #2 $4.5B in client deposit base #2 $502M in consumer loans(2) #2 Key Business(1) Rank(1) Mortgage 6 Mortgage banking offices $733M in originations(3) #4 Wealth Management 3 broker-dealer offices $4.9B in retail assets under mgnt. #2 $2.8B in mutual-funds #2 Insurance 2 Insurance offices $5.0M in insurance commissions(3) #5 Banking Wealth Management Insurance Retail Consumer Wholesale Retail broker-dealer Asset management Investment banking Mortgage Origination Servicing CLIENT Client focused, not product driven Cross-sell services Shared expertise One group, one focus Credit Related Open-market

Turnaround for Shareholders * On YTD basis. After giving retroactive effect of stock dividends declared on Jun-17-02 and Jul-9-04. On a tax-equivalent basis. EPS (9 months) (1) $0.44 $1.33 Sept. 2003 Sept. 2005 (US$ in millions, except EPS) Achievements Change +202% ROE*(2) 5.11% 14.2% +9 pps Mkt. Cap. $764 $1,185 +55% Gain in Market Capitalization Improved Profitability Earnings Growth Cust. Fin. Assets $9,867 $13,584 +38% Increase in Customer Activity Loans (gross) $4,064 $6,210 +53% Growth in Loans NPLs/Loans 2.61% 1.15% -146 bps Improved Asset Quality

Earnings Trend (as Restated) US$ in millions, except EPS 1999 2000 2001 2002 2003 2004 East 76 53 26 39 84.459 Restated to give retroactive effect of the stock dividend declared on June 17, 2002 and July 9, 2004. EPS(1) 1.51 1.09 0.45 0.69 1.81 -30% -51% +50% +115%

SBP Stock Performance __________ * Adjusted IPO (November 1998) price for three 10% stock dividends. ** After adjusting for an increase of $0.05 in the dividend per share, declared on Nov. 24, 2004. $500 $1,500 $1,000 $660.3 MM increase in shareholder value since Dec. 31, 2002 IPO $14.74* Share price Market Cap $(MM) P/E 2005E: 14.6 x Price to book: 2.1 x Dividend yield**: 2.5% Div. Payout Ratio**: 37% + 127 % Dec-31-2002 Oct-28-05 East 11.17 25.4

SBP Comparative Stock Performance *The S&P Bank Index is a capitalization-weighted index composed of 25 companies. Comparative performance vs. market from Dic-31-02 to Oct-28-05 Avg. Yr. Growth 31% 8% 12%

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 East 0.03 0.03 0.0333 0.0318 0.03 0.0292 0.0271 0.0278 0.0272 0.027 0.0263 Improvement in Efficiency Non-interest expense/Avg. Assets(1) 2003 2004 3Q05 East 0.7005 0.6354 0.6341 Efficiency Ratio(2) On quarterly basis (QTD). On tax equivalent and YTD basis. Reduction of 55bps in non-interest expense relative to average assets. Strong discipline in cost control. Improvement of 6.6pps in less than 2 years. Continuous improvement remains a top priority. -55 bps -6.6 pps

2003 2004 3Q05 East 0.0233 0.0157 0.0115 Improvement in Asset Quality NPLs to Total Loans 2003 2004 3Q05 East 0.7085 0.7905 0.9282 Allowance for Loan Losses/NPLs Reduction of 118 bps in NPLs as percent to total loans. Significant improvement in allowances for loans relative to NPLs. -118 bps +22 pps

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# Customer Financial Assets

$USD in Billions


CAGR 12%
$3.8
$4.6
4Q03
3Q05
Client Deposits*
CAGR 18%
$3.7
$5.0
4Q03
3Q05
Broker-Dealer Assets
CAGR 29%
$1.9
$2.9
4Q03
3Q05
Asset Management

*Total deposits excluding Brokered CDs.

Santander BanCorp
Santander

*Excludes auto loans **Includes all commercial loans plus construction, corporate, factor liens and commercial mortgages. 4T03 1T04 2T04 3T04 4T04 1T05 2T05 2T05 Servicing 1.264 1.344 1.473 1.577 1.76 1.83 1.984 2.102 4T03 1T04 2T04 3T04 4T04 1T05 2T05 3T05 Commercial 2.352 2.375 2.457 2.424 2.556 2.559 2.635 2.643 CAGR +34% CAGR +22% CAGR +7% 4T03 1T04 2T04 3T04 4T04 1T05 2T05 3T05 Activos manejados 0.383 0.367 0.402 0.439 0.448 0.468 0.509 0.54 Mortgage Servicing Consumer Loans* Commercial & Wholesale Loans** $USD in Billions Principal Asset Drivers 3Q05 4Q03 3Q05 4Q03 3Q05 4Q03

4T03 1T04 2T04 3T04 4T04 1T05 2T05 3T05 Activos manejados 7.938 7.659 7.631 7.503 7.386 6.155 6.733 7.343 4T03 1T04 2T04 3T04 4T04 1T05 2T05 3T05 FFII 3.187 3.442 3.809 4.057 4.594 5.029 5.282 4.898 4T03 1T04 2T04 3T04 4T04 1T05 2T05 3T05 Banco 9.349 9.646 9.579 9.725 10.027 10.196 10.432 10.64 4T03 1T04 2T04 3T04 4T04 1T05 2T05 3T05 Fideicomiso 1.111 1.35 1.375 1.351 0.956 1.388 1.752 1.978 CAGR + 28% Asset Management Broker-Dealer CAGR -4% Banking Fees CAGR + 8% Insurance CAGR + 39% $USD in Millions Fee Income Strong growth in fee income from mutual fund investment advisory and insurance. Moderate growth in banking fees*. Slowdown in fee income from the securities broker-dealer due to less favorable market conditions and lower capital markets activity. 3Q05 4Q03 3Q05 4Q03 3Q05 4Q03 3Q05 4Q03 * Banking fees include: credit cards, deposit account charges, mortgage servicing fees, trust fees and other fees.

Agenda Introduction to Santander BanCorp Business Plan Business Highlights Financial Performance

Banking Business Highlights Sep-30-04 Sep-30-05 Consumer 438.75 539.74 Consumer Loan Portfolio Sep-30-04 Sep-30-05 Retail 1673.89 1859.121 +11% +14% Growth in Commercial and Consumer Loans $USD in Millions Commercial Loan Portfolio +23% Sep-30-04 Sep-30-05 Wholesale 749.69 784.16 Wholesale Loan Portfolio +5% Commercial includes: middle market, agricultural, SBA, leasing, commercial mortgages and other. Consumer excludes auto loans. Wholesale includes: corporate, construction and factor's liens.

Mortgage Business Highlights 3Q04 YTD 3Q05 YTD Consumer 531.407 556.94 Production by Channel Mortgage Production +5% Sep-30-04 Sep-30-05 Servicing 1577.474 2101.961 Mtge. Portfolio Servicing* +33% $USD in Millions *Includes Santander mortgages and mortgages for others serviced at the Bank.

Wealth Management Business Highlights Retail Broker Dealer Customer Assets under Control Sep-30-04 Sep-30-05 Asset Mgnt 2308 2892 +25% Asset Management Customer Assets under Control Sep-30-04 Sep-30-05 AUM Retail 4393 4953 +13% $USD in Millions

3Q04 YTD 3Q05 YTD Credit-Rel Gross YTD 4.495 5.167 +15% +24% YTD Gross Insurance Fees $USD in Millions (Gross Fees) Credit-Related Insurance Business Highlights 3Q04 YTD 3Q05 YTD Open-Mkt 0.688 1.239 Open Market +80%

Agenda Introduction to Santander BanCorp Business Plan Business Highlights Financial Performance

Earnings Trend US$ in millions EPS(1) 0.47 0.37 1.35 1.33 After retroactive effect of stock dividends declared on June 17, 2002 and July 9, 2004. -22% -2% Quarter vs. Year Ago YTD vs. Year Ago

Changes in Tax Environment US$ in millions Changes in taxable and tax- exempt assets and newly imposed surtax increased income tax provision in 3Q05 Income before Provision for Income Tax +24%

Diversified Revenue Base 86% derived from client business Note: Loan portfolio revenue is defined as net interest income. Investment Securities revenue is defined as its corresponding net interest income. Net interest income is presented on a tax equivalent basis. Wealth Management includes fees from broker-dealer and mutual funds. Bank fees include: service charges on deposits, credit card fees, trust fees and other fees. US$ in thousands __________ * Calculated on quarterly average and tax equivalent basis. NIM is before provision for loan losses.

Net Interest Income* After Loan Provision has Grown at a 22% CAGR as the Loan Portfolio Grows 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 Net Interest Income after loan provision 30.073 35.953 35.71 44.431 44.94 49.966 52.005 53.9 57.1 53.3 52.4 52.341 Avg. Investment Portfolio 1967 2129 1809 2312 2568 2469 2361 2369 1986.5 2096.3 1557.641 1671.171 __________ * On a tax equivalent basis. US$ in millions CAGR 22% -6% 18% Repositioning of the investment portfolio has impacted NIM.

Asset Composition and Growth Sept 30, 2004 Assets: $8.0 B Loans Investment Cash Other 9/1/2004 0.66 0.24 0.07 0.03 9/1/2005 0.71 0.2 0.06 0.03 Sept 30, 2005 Assets: $8.7 B +9%

Loan Portfolio Fundamentals Variable vs. Fixed Breakdown(1) Portfolio Composition +17% Consumer Mortgage Construction Middle-mkt Commercial Loan Portfolio $5.3 B $6.2 B Fixed Variable Mortgage Loan Portfolio 0.6772 0.3228 Mortgage Loan Portfolio Corporate As of September 30, 2005. Represents fixed rate mortgages swapped to a variable interest rate. Fixed Variable Commercial Loan Portfolio 0.324 0.676 (2)

Investment Portfolio Fundamentals Sep-30-04 Sep-30-05 Investment Portfolio 1911.643 1767.12 US$ in millions -8% Investment Portfolio 3Q04 3Q05 ROF 11.465 11.879 Net Gain on Sales (year-to-date results) Net gain on sale is based on total gain on sale of $17.8MM net of a $5.9MM loss of extinguishment of debt As % of Assets 24% 20% +4%

Funding Mix 3Q05 (QTD) Retail: 46% Avg. Cost: 2.07% Wholesale: 54% Avg. Cost: 3.83% Cost of funding of 3.0%

Deposit Base Growth & Fundamentals Demand Savings + NOW Time Deposits Brokered CDs 649.376 1960.629 1651.4 1132.7 Sep-30-04 Sep-30-05 Deposits 4516.193 5868.698 US$ in millions +30% Ending Balance Total Deposits 79% are customer deposits Quarterly Avg. Deposit Mix

The Value of Our Client Deposit Franchise Historical spread is 300 basis pts. below wholesale funding cost Beginning to see improvement in spread. 3.9% 1.1% Amt. Deposits: $1.84B Spread: 2.8%

US$ in millions Customer Financial Assets Contribution to Growth by Category Total Customer Financial Assets Trust, Inst. & Private Accts. Client Deposits Broker-Dealer Mutual Funds Sep-30-04 Sep-30-05 Cust Fin Assets 12065 13584.1 +13% +$584 M +$560 M +$485 M ($110) M -7.2%

Fee Income Fundamentals 3Q05 (QTD) Broker-Dealer Asset Mgnt. Wealth Management Fees 7.343 4.898 Wealth Management Breakdown Fee Income Composition 3Q05 $12.2 MM +6% YtY 3Q05 Sept. 30, 2004 $22.6 MM Sept. 30, 2005 $24.9 MM +10% Asset Mgnt. 40% Broker Dealer 60%

Capital Position *Top criteria used by the FDIC to assess capital position of banks. Banks classified as Well Capitalized belong to FDIC's Group 1 of its capital group assessments and are considered to be more than adequately capitalized. Leverage Tier 1 Total Capital FDIC Well Capitalized 0.05 0.06 0.1 Santander 0.0638 0.0941 0.1188 FDIC Well Capitalized* Santander Bancorp 3Q05 (QTD)

Key Financial Ratios 2002 2003 2004 3Q05 ROA 0.0059 0.011 0.01 NIM 0.0345 0.033 0.0327 0.0294 ROCE 0.0608 0.169 0.142 2002 2003 2004 3Q05 ROA 0.0038 0.0059 0.011 0.01 NIM 0.033 0.0327 0.0294 ROCE 0.0608 0.169 0.142 2002 2003 2004 3Q05 ROA 0.0031 0.0059 0.011 0.01 NIM 0.033 0.0327 0.0294 ROCE 0.0379 0.0608 0.169 0.142 On a tax-equivalent basis and YTD. YTD figures.

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